UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-5770

THE CHILE FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Chile Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to June 30, 2007

Item 1. Reports to Stockholders.

THE CHILE FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2007
(unaudited)

CH-SAR-0607

LETTER TO SHAREHOLDERS

July 25, 2007

Dear Shareholder:

For the six-month period ended June 30, 2007, the net asset value (NAV) of The Chile Fund, Inc. (the "Fund") increased by 27.0% versus an increase of 28.5% for the Morgan Stanley Capital International ("MSCI") Chile Index.* Based on market price, the Fund's shares gained 37.12% during the period. As a result, the Fund's premium to its net asset value stood at 5.41% on June 30, 2007, compared with a discount of 2.37% at the beginning of the period.

Market Review: Chile outperformed developed and emerging markets

For the semi-annual period ended June 30, 2007, the MSCI Chile Index comfortably outperformed developed markets as well as other regions of the Emerging Markets asset class. In relation to other equity markets in Latin America, Chile performed in line.

The macro picture in Chile continues to look as encouraging as ever. Growth expectations in particular have recovered after a soft patch in the last quarter of 2006. Copper prices remain high and trade and fiscal balances are very healthy. The main cloud on the horizon is the resurgence of inflationary pressures—not helped by higher oil prices and a lack of gas available from Argentina (resulting in higher electricity prices). The consensus is for interest rates to rise in the remainder of 2007.

From a political perspective, the government of Michelle Bachelet has failed to provide much inspiration to anyone. Additionally, the disastrous implementation of a new bus transportation system in Santiago could have serious longer-term consequences for the Concertación coalition.

From a capital markets perspective, the most significant new piece of legislation was the decision to propose legislation allowing pension funds to invest a greater portion of the assets they manage outside the country. Equity markets initially reacted poorly to this news. This was mainly because the captive pool of pension funds has traditionally driven Chilean stocks to trade at a premium to comparable companies elsewhere in the region. However, the market quickly shrugged off these concerns and is again trading at historical highs.

Strategic Review and Outlook:

For the six-month period ended June 30, 2007, the Fund returned 27.0% as compared to 28.5% for the MSCI Chile Index. Most of the underperformance of the Fund during this period is attributable to one event. We did not hold DyS as of June 30, 2007, when a merger was proposed between S.A.C.I. Falabella S.A. (3.7% of the Fund as of June 30, 2007) and DyS. We believe that the terms of the merger clearly favored DyS, and subsequently the stock rallied strongly on the news.

During the period, we made few major changes in strategy. In general, these changes were mostly stock specific rather than sector specific. However, we did reduce our exposure to consumer related stocks and increased our exposure to financial services. In the telecommunications sector, we put in place an aggressive overweight position in Empresa Nacional de Telecommunicaciones S.A. (3.6% of the Fund as of June 30, 2007)—though this is counterbalanced by our

LETTER TO SHAREHOLDERS (CONTINUED)

underweight in Compania de Telecommunicaciones S.A. (0.8% of the Fund as of June 30, 2007). In the financial services sector, we bought a position in Corpbanca SA (3.6% of the Fund as of June 30, 2007) in anticipation of M&A activity in the sector.

Diversification requirements, as usual, restrict our ability to manage the Fund and continue to ensure that we remain underweight in the larger cap names in the Chilean market.

Going forward, we continue to remain constructive on the Chilean market, a confidence that is underpinned by sound macroeconomic management and supportive external market conditions. Valuations are clearly more stretched than at any time in the recent past. This will make the market sensitive to negative news in the coming months, particularly now that the domestic pension fund system is less likely to be a backstop for the market. We continue to focus the portfolio on names that are sensitive to domestic consumption, although we are underweight the retail sector. We remain overweight in pulp and paper and underweight in telecoms.

Respectfully,

Matthew J.K. Hickman  Keith M. Schappert
Chief Investment Officer **  Chief Executive Officer and President ***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Chile, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

LETTER TO SHAREHOLDERS (CONTINUED)

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, Director, is a portfolio manager specializing in Latin American equities and is primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear Stearns and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a BA in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Latin America Equity Fund, Inc.

*** Keith M. Schappert is Executive Vice Chairman and Head of Asset Management for Americas of Credit Suisse and CEO/President of the Fund. Mr. Schappert joined Credit Suisse in 2006 from Federated Investment Advisory Companies, where he was CEO and President from 2002. Prior to Federated, Mr. Schappert was CEO and President of JP Morgan Investment Management from 1994 to 2001.

THE CHILE FUND, INC.

Portfolio Summary
June 30, 2007 (unaudited)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Percent of Net Assets
1.	Empresa Nacional de Electricidad S.A.	Independent Power Producers & Energy Traders	15.7
2.	Empresas Copec S.A.	Industrial Conglomerates	15.4
3.	Empresas CMPC S.A.	Paper & Forest Products	9.6
4.	Enersis S.A.	Electric Utilities	6.9
5.	Viña Concha y Toro S.A.	Beverages	5.4
6.	Cencosud S.A.	Food & Staples Retailing	5.2
7.	Sociedad Química y Minera de Chile S.A.	Chemicals	5.0
8.	Banco Santander Chile S.A.	Commercial Banks	3.9
9.	S.A.C.I. Falabella, S.A.	Multiline Retail	3.7
10.	Almendral S.A.	Electric Utilities	3.7

THE CHILE FUND, INC.

Schedule of Investments
June 30, 2007 (unaudited)

Description	No. of Shares/Units	Value
EQUITY OR EQUITY-LINKED SECURITIES-100.46%
Airlines-3.60%
Lan Airlines S.A.	405,277	$6,816,809
Lan Airlines S.A., ADR	14,500	1,220,175
Lan Airlines S.A., rights	903	—
		8,036,984
Beverages-8.61%
Coca-Cola Embonor S.A., Class A	2,378,592	3,088,670
Embotelladora Andina S.A., PNA	775,000	2,560,038
Embotelladora Andina S.A., PNB	476,157	1,625,307
Viña Concha y Toro S.A.	4,803,800	11,946,802
		19,220,817
Building Products-0.17%
Cerámicas Cordillera S.A.†	67,165	382,525
Chemicals-5.03%
Sociedad Química y Minera de Chile S.A., Class B	364,500	6,317,769
Sociedad Química y Minera de Chile S.A., Class B, ADR	28,500	4,903,140
		11,220,909
Commercial Banks-9.98%
Banco de Crédito e Inversiones	168,000	5,533,555
Banco Santander Chile S.A .	183,100,000	8,794,362
Corpbanca SA	1,270,000,000	7,956,336
		22,284,253
Construction Materials-0.38%
Cementos Bio-Bio S.A.	270,000	845,752
Cosmetics & Toiletries-0.48%
Laboratorios Andromaco S.A.	2,968,928	1,076,536

Description	No. of Shares	Value
Diversified Telecommunication-4.35%
Compañía de Telecomunicaciones de Chile S.A., Class A, ADR	184,200	$1,751,742
Empresa Nacional de Telecomunicaciones S.A .	465,738	7,948,713
		9,700,455
Electric Utilities-10.61%
Almendral S.A.	71,621,817	8,185,351
Enersis S.A.	34,000,000	13,619,364
Enersis S.A., ADR	93,200	1,868,660
		23,673,375
Food & Staples Retailing-5.19%
Cencosud S.A.	2,800,000	11,572,093
Independent Power Producers & Energy Traders-17.37%
Colbun S.A.	10,525,000	2,411,709
Empresa Nacional de Electricidad S.A.	21,068,000	34,232,750
Empresa Nacional de Electricidad S.A., ADR	14,600	708,976
Gener S.A.	2,520,000	1,416,080
		38,769,515
Industrial Conglomerates-15.37%
Empresas Copec S.A.	2,338,185	34,312,615
Marine Transportation-0.96%
Compañía SudAmericana de Vapores S.A.†	994,933	2,143,804
Metals & Mining-3.34%
CAP S.A.	323,464	7,461,011
Multiline Retail-4.58%
La Polar S.A.	270,000	1,635,121
Ripley Corp. S.A.	250,000	363,075
S.A.C.I. Falabella, S.A.	1,590,000	8,225,439
		10,223,635

THE CHILE FUND, INC.

Schedule of Investments
June 30, 2007 (unaudited) (continued)

Description	No. of Shares	Value
Paper & Forest Products-9.62%
Empresas CMPC S.A.	580,000	$21,471,286
Textiles, Apparel & Luxury Goods-0.03%
Zalaquett S.A.	1,496,767	59,189
Water Utilities-0.79%
Inversiones Aguas Metropolitanas S.A.	1,400,000	1,767,442
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $97,843,911)		224,222,196

Description	Principal Amounts (000's)	Value
SHORT-TERM INVESTMENT-0.07%
Grand Cayman-0.07%
Wells Fargo Bank N.A., overnight deposit, 4.39%, 7/02/07 (Cost $157,000)	$157	$157,000
Total Investments-100.53% (Cost $98,000,911)		224,379,196
Liabilities in Excess of Cash and Other Assets-(0.53)%		(1,193,400)
NET ASSETS-100.00%		$223,185,796

†  Non-income producing security.

ADR  American Depositary Receipts.

PNA  Preferred Shares, Series A.

PNB  Preferred Shares, Series B.

THE CHILE FUND, INC.

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

ASSETS
Investments, at value (Cost $98,000,911) (Notes B,E,G)	$224,379,196
Cash (including $204,220 of foreign currencies with a cost of $203,487)	205,127
Dividends Receivable	7,368
Prepaid expenses	2,205
Total Assets	224,593,896
LIABILITIES
Payables:
Investment advisory fees (Note C)	573,876
Administration fees (Note C)	47,059
Directors' fees	39,349
Other accrued fees	201,714
Chilean taxes (Note B)	546,102
Total Liabilities	1,408,100
NET ASSETS (applicable to 10,139,926 shares of common stock outstanding) (Note D)	$223,185,796
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,139,926 shares issued and outstanding (100,000,000 shares authorized)	$10,140
Paid-in capital	81,037,892
Undistributed net investment income	1,566,042
Accumulated net realized gain on investments and foreign currency related transactions	14,415,258
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	126,156,464
Net assets applicable to shares outstanding	$223,185,796
NET ASSET VALUE PER SHARE ($223,185,796 ÷ 10,139,926)	$22.01
MARKET PRICE PER SHARE	$23.20

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Statement of Operations
For the Six Months Ended June 30, 2007 (unaudited)

INVESTMENT INCOME
Income (Note B):
Dividends	$3,519,072
Interest	19,064
Less: Foreign taxes withheld	(54,722)
Total Investment Income	3,483,414
Expenses:
Investment advisory fees (Note C)	1,076,460
Custodian fees	172,140
Administration fees (Note C)	113,573
Directors' fees	48,145
Audit and tax fees	45,255
Legal fees	41,608
Printing (Note C)	34,781
Accounting fees	30,330
Shareholder servicing fees	9,966
Insurance	6,972
Stock exchange listing fees	1,359
Miscellaneous	6,515
Chilean taxes (Note B)	330,268
Total Expenses	1,917,372
Net Investment Income	1,566,042
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	10,784,900
Foreign currency related transactions	(58,047)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies (includes $222,577 of Chilean repatriation taxes on unrealized gains) (Note B)	35,213,044
Net realized and unrealized gain on investments and foreign currency related transactions	45,939,897
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,505,939

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2007 (unaudited)		For the Year Ended December 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$1,566,042		$73,713
Net realized gain on investments and foreign currency related transactions	10,726,853		12,340,256
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	35,213,044		31,019,765
Net increase in net assets resulting from operations	47,505,939		43,433,734
Dividends and distributions to shareholders:
Net investment income	—		(335,170)
Net realized gain on investments	—		(11,021,548)
Total dividends and distributions to shareholders	—		(11,356,718)
Total increase in net assets	47,505,939		32,077,016
NET ASSETS
Beginning of period	175,679,857		143,602,841
End of period	$223,185,796	*	$175,679,857

*  Includes undistributed net investment income of $1,566,042.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2007
	(unaudited)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.33
Net investment income/(loss)	0.15
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.53
Net increase/(decrease) in net assets resulting from operations	4.68
Dividends and distributions to shareholders:
Net investment income	—
Net realized gain on investments and foreign currency related transactions	—
Total dividends and distributions to shareholders	—
Anti-dilutive impact due to capital shares tendered or repurchased	—
Net asset value, end of period	$22.01
Market value, end of period	$23.20
Total investment return (a)	37.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$223,186
Ratio of expenses to average net assets (b)	1.96	%(d)
Ratio of expenses to average net assets, excluding taxes	1.63	%(d)
Ratio of net investment income/(loss) to average net assets	1.60	%(d)
Portfolio turnover rate	15.73%

*  Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.

†  Based on average shares outstanding.

‡  Includes a $0.08 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.

(a)  Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios include the effect of Chilean taxes.

(c)  Ratio includes the effect of a reversal of Chilean tax accrual; excluding the reversal, the ratio would have been 0.18%.

(d)  Annualized.

See accompanying notes to financial statements.

	For the Years Ended December 31,
	2006	2005	2004	2003	2002		2001	2000	1999	1998	1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.16	$15.68	$14.48	$8.39	$9.93		$11.43	$15.22	$12.59	$21.61	$22.59
Net investment income/(loss)	0.01	0.11	0.16	0.07	0.09	*	0.21	(0.06)†	0.09	0.38	0.10
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.28	2.71	3.27	6.47	(1.70)		(0.70)	(3.36)	3.19	(6.88)‡	2.32
Net increase/(decrease) in net assets resulting from operations	4.29	2.82	3.43	6.54	(1.61)		(0.49)	(3.42)	3.28	(6.50)	2.42
Dividends and distributions to shareholders:
Net investment income	(0.03)	(0.07)	(0.47)	(0.08)	(0.09)		(0.15)	(0.01)	(0.07)	(0.32)	—
Net realized gain on investments and foreign currency related transactions	(1.09)	(4.27)	(1.76)	(0.37)	—		(0.86)	(0.58)	(0.58)	(2.20)	(3.40)
Total dividends and distributions to shareholders	(1.12)	(4.34)	(2.23)	(0.45)	(0.09)		(1.01)	(0.59)	(0.65)	(2.52)	(3.40)
Anti-dilutive impact due to capital shares tendered or repurchased	—	—	—	—	0.16		—	0.22	—	—	—
Net asset value, end of period	$17.33	$14.16	$15.68	$14.48	$8.39		$9.93	$11.43	$15.22	$12.59	$21.61
Market value, end of period	$16.92	$17.65	$13.99	$14.10	$7.25		$8.43	$8.438	$11.250	$9.063	$17.813
Total investment return (a)	2.35%	57.74%	14.93%	100.72%	(12.93)%		13.18%	(20.04)%	31.45%	(33.00)%	3.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$175,680	$143,603	$158,983	$146,839	$85,082		$134,289	$154,473	$218,027	$180,357	$303,944
Ratio of expenses to average net assets (b)	2.14%	1.82%	1.85%	1.74%	1.11%		2.71%	2.98%	2.16%	—	3.34%
Ratio of expenses to average net assets, excluding taxes	1.91%	1.57%	1.62%	1.74%	2.01%		1.54%	1.73%	1.64%	1.62%	1.50%
Ratio of net investment income/(loss) to average net assets	0.05%	0.69%	1.12%	0.65%	1.28	%(c)	1.91%	(0.45)%	0.61%	2.29%	0.38%
Portfolio turnover rate	19.95%	37.48%	35.54%	31.94%	31.94%		29.81%	24.25%	12.01%	5.39%	35.59%

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (unaudited)

NOTE A. Organization

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2007 (unaudited)

and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2007, the Fund incurred $330,268 of such expense.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2007 (unaudited)

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the six months ended June 30, 2007, Credit Suisse earned $1,076,460 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2007, Credit Suisse was reimbursed $9,917 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly, equal to 0.20% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2007, these sub-advisory fees amounted to $189,048.

For the six months ended June 30, 2007, Celfin earned approximately $25,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2007, BSFM earned $58,876 for administrative services.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2007 (unaudited)

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to Credit Suisse, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the six months ended June 30, 2007, the administration fees, supplemental administration fees and accounting fees amounted to $47,262, $44,780 and $3,372, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2007, Merrill was paid $36,784 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,139,926 shares outstanding at June 30, 2007, Credit Suisse owned 14,615 shares.

NOTE E. Investment In Securities

For the six months ended June 30, 2007, purchases and sales of securities, other than short-term investments, were $31,719,886 and $30,832,145, respectively.

NOTE F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2007, the Fund had no borrowings under the Credit Facility.

NOTE G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses, and excise tax regulations.

At June 30, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $98,002,548, $126,689,492, $(312,844) and $126,376,648, respectively.

NOTE H. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2007 (unaudited)

Note I. Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management adopted FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implication of FAS 157 and its impact on the financial statements has not yet been determined.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 26, 2007, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors (Mr. Fox and Mr. Torino) and to elect one director (Mr. Haber) to the Board of Directors of the Fund:

Name of Director	For	Withheld
Lawrence J. Fox (Class II)	6,603,205	58,808
Lawrence D. Haber (Class I)	6,599,680	62,333
Martin M. Torino (Class II)	6,606,719	55,293

In addition to the directors elected at the Meeting, Enrique R. Arzac, James J. Cattano and Steven N. Rappaport continued as directors of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 17, 2007.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country

The Chile Fund, Inc. (AMEX: CH)

The First Israel Fund, Inc. (AMEX: ISL)

The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country

The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)

The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)

Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the Internet: www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Lawrence D. Haber	Director

Steven N. Rappaport	Director

Martin M. Torino	Director

Keith M. Schappert	Chief Executive Officer and President

Matthew J.K. Hickman	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Robert Rizza	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.

Apoquindo 3721, Piso 19

Santiago, Chile

ADMINISTRATOR

Bear Stearns Funds Management Inc.

383 Madison Avenue

New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CH-SAR-0607

Item 2.  Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 2, 2007.

Item 11.  Controls and Procedures.

(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHILE FUND, INC.

/s/Keith M. Schappert
Name: Keith M. Schappert
Title: Chief Executive Officer
Date: September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Keith M. Schappert
Name: Keith M. Schappert
Title: Chief Executive Officer
Date: September 4, 2007

/s/Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: September 4, 2007